UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2023

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (I.R.S. Employer Identification No.)

53 State Street, 19th Floor Boston, Massachusetts (Address of principal executive offices)

02109 (Zip Code)

(857) 254-5555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 8, 2023, Albireo Pharma, Inc., a Delaware corporation (the “Company” or “Albireo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ipsen Biopharmaceuticals, Inc., a Delaware corporation (“Parent”), Anemone Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of Sections 9.5, 9.6, 9.8 and 9.11 thereof, Ipsen Pharma SAS, a French société par actions simplifiée (“Guarantor”).

Pursuant to the Merger Agreement, on the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, $0.01 par value per share (the “Shares”), for (i) $42.00 per Share in cash, without interest (the “Closing Amount”), plus (ii) one non-tradeable contractual contingent value right per Share representing the right to receive a contingent payment of $10.00 per Share, net to the holder in cash, without interest, upon the achievement of the milestone set forth in the CVR Agreement (as defined below) (a “CVR”) (the Closing Amount plus one CVR, collectively, or any higher amount per Share paid pursuant to the Offer, being the “Offer Price”).

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to the conditions set forth in the Merger Agreement, including (1) that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, considered together with all other Shares (if any) otherwise beneficially owned by Parent or any of its wholly owned subsidiaries (including Merger Sub) (but excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been received, as defined by Section 251(h)(6) of the Delaware General Corporation Law (the “DGCL”)), would represent one more than 50% of the total number of Shares outstanding at the time of the expiration of the Offer, (2) the absence of any judgment, injunction or other order issued by a court of competent jurisdiction or law preventing the acquisition of or payment for Shares pursuant to the Offer or the consummation of the Offer or the Merger or of any legal requirement or order which directly or indirectly prohibits, or makes illegal, the acquisition of or payment for Shares pursuant to the Offer or the consummation of the Merger, (3) the expiration or termination of the applicable waiting period (or any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of consents of, or filings with, any governmental body or pursuant to certain foreign antitrust laws and the expiration of any applicable waiting period, (4) the accuracy of the Company’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement, (5) compliance by the Company in all material respects with its obligations under the Merger Agreement and (6) other customary conditions.

Following the completion of the Offer and upon the terms and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). The Company, Parent and Merger Sub will effect the Merger after consummation of the Offer pursuant to Section 251(h) of the DGCL. At the effective time of the Merger (the “Effective Time”), the Shares then outstanding (other than Shares (1) held by the Company (or in the Company’s treasury) or by any subsidiary of the Company, Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent, or by stockholders of the Company who have properly exercised and perfected their statutory rights of appraisal under Delaware law, and (2) irrevocably accepted for purchase in the Offer) will each be converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to any withholding of taxes required by applicable legal requirements.

Generally each of the Company’s stock options (the “Company Options”) that is outstanding at the Effective Time will be cancelled and converted into the right to receive, for each share underlying such Company Option, cash in an amount equal to the excess, if any, of the Closing Amount over the exercise price of the applicable Company Option, plus one CVR. Any Company Option with an exercise price between the Closing Amount and the Offer Price will be converted into the right to receive, for each share underlying such Company Option, if and when the CVR is paid, the excess, if any, of the Offer Price over the exercise price of the applicable Company Option. Company Options granted after the date of the Merger Agreement, or Company Options with exercise prices higher than the Offer Price, will be cancelled. Generally each of the restricted stock unit awards granted prior to the date of the Merger Agreement (“Company RSUs”) that is outstanding at the Effective Time will be cancelled and converted into the right to receive, for each share underlying such Company RSU, cash in an amount equal to the Closing Amount, plus one CVR. With respect to RSUs granted after the date of the Merger Agreement, a portion will be cancelled and replaced with a retention bonus payable on a specified schedule following the closing of the Merger, subject to earlier payment upon certain terminations of employment.

Representations, Warranties and Covenants

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, to conduct its business in all material respects in the ordinary course and has agreed to certain other operating covenants, as set forth in the Merger Agreement. The Company has also agreed not to directly or indirectly solicit or encourage discussions or negotiations with any third party regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances furnish, pursuant to an acceptable confidentiality agreement, information to and engage in or otherwise participate in discussions or negotiations with third parties with respect to a written alternative acquisition proposal if the board of directors of the Company has determined in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative acquisition proposal constitutes or could reasonably be expected to lead to a “Superior Offer” (as defined in the Merger Agreement) and that the failure to take any such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable law. Concurrently with the execution of the Merger Agreement, Guarantor has irrevocably and unconditionally guaranteed the full and timely performance and satisfaction of Parent’s obligations under the Merger Agreement.

Termination

The Merger Agreement includes a remedy of specific performance for the Company, Parent, Merger Sub and Guarantor. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company in order to accept and enter into a definitive agreement with respect to a Superior Offer, the Company will be required to pay a termination fee of a cash amount equal to $36,000,000 (the “Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain process and notice requirements.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this current report and incorporated herein by reference. The Merger Agreement and the foregoing description of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreement. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (“SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Contingent Value Rights Agreement

At or prior to the Offer Acceptance Time (as defined in the Merger Agreement), Parent will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a duly qualified rights agent (the “Rights Agent”). Each CVR will represent the right to receive a contingent payment in cash of $10, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestone is achieved:

•	The final approval by the U.S. Food and Drug Administration (“FDA”), on or prior to December 31, 2027, of the new drug application or supplemental new drug application filed with the FDA pursuant to 21 U.S.C § 355(b) that is necessary for the commercial marketing and sale of odevixibat in the United States for the treatment of biliary atresia in patients, for which approval the FDA did not require any studies or clinical trials in addition to A Double-Blind, Randomized, Placebo-Controlled Study to Evaluate the Efficacy and Safety of Odevixibat (A4250) in Children With Biliary Atresia Who Have Undergone a Kasai Hepatoportoenterostomy (NCT04336722, Study A4250-011 (BOLD)) and its open label extension study, An Open-label Extension Study to Evaluate Long-term Efficacy and Safety of Odevixibat in Children With Biliary Atresia (NCT05426733, Study A4250-016 (BOLD-EXT)).

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

Guarantor will irrevocably and unconditionally guarantee to the Rights Agent the full and timely performance and satisfaction of Parent’s obligations under the CVR Agreement.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, a copy of which is included as Exhibit C to the Merger Agreement filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 9, 2023, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is hereby furnished as Exhibit 99.1 to this current report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of January 8, 2023, by and among Ipsen Biopharmaceuticals, Inc., Anemone Acquisition Corp., Albireo Pharma, Inc. and, solely for the limited purposes set forth therein, Ipsen Pharma SAS*
99.1	Joint Press Release of Ipsen S.A. and Albireo Pharma, Inc., dated January 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

Statements contained in or incorporated by reference into this current report regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, the Offer, Merger and related transactions are forward-looking statements. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “planned,” “continue,” “guidance,” or the negative of these terms or other similar expressions. Forward-looking statements may include statements, other than statements of historical fact, regarding, among other things: the Company’s commercialization plans; the plans for, or progress, scope, cost, initiation, duration, enrollment, results or timing for availability of results of, development of Bylvay, A3907, A2342 or any other Albireo product candidate or program; the target indication(s) for development or approval; potential regulatory approval and plans for potential commercialization of Bylvay in biliary atresia or ALGS or in additional countries, or the Company’s other product candidates; the timing for initiation or completion of or availability or reporting of results from any clinical trial; the potential benefits or competitive position of the Company or any other Albireo product candidate or program or the commercial opportunity in any target indication; the Company’s plans, expectations or future operations, financial position, revenues, costs or expenses; statements regarding the expected timing of the completion of the transactions contemplated by the Merger Agreement; statements regarding the ability to complete the transactions contemplated by the Merger Agreement considering the various closing conditions; the projected financial information; and any statements regarding assumptions underlying any of the foregoing. Although the Company’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, (i) uncertainties as to the timing of the transactions contemplated by the Merger Agreement; (ii) the risk that the transactions contemplated by the Merger Agreement may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their Shares in the Offer; (iv) the possibility that competing offers for the Company may be made; (v) the possibility that any or all of the various conditions to the consummation of the transactions contemplated by the Merger Agreement may not be satisfied or waived, including the failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the risk that the milestone specified in the CVR Agreement is not achieved; (viii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its business generally; (ix) risks related to diverting management’s attention from the Company’s ongoing business operations; (x) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; as well as (xi) risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC, such as the risk that the regulatory filings made for Bylvay in patients with ALGS will not be approved by the FDA and European Medicines Agency (“EMA”) and on the timelines the Company anticipates; the risk that the FDA and EMA will not complete their respective reviews within target timelines, once determined; the risk that the FDA and EMA will require additional information, the risk that we will not be able to provide in a timely manner any additional information that the FDA and EMA request, and the risk that such additional information will not be satisfactory to the FDA and EMA; the risk that Bylvay will not be commercially successful; the risk that we may encounter issues, delays or other challenges in commercializing Bylvay; the risk that Bylvay does not receive acceptance from patients and physicians for its approved indication; the risk of challenges associated with execution of the Company’s sales activities, which in each case could limit the potential of its product; the risk of challenges associated with supply and distribution activities, which in each case could limit the Company’s sales and the availability of its product; the risk of potential negative impacts of the COVID-19 pandemic, including on manufacturing, supply, conduct or initiation of clinical trials, or other aspects of our business; the risk that favorable findings from clinical trials of Bylvay to date, including findings in PFIC, ALGS and other indications, will not be predictive of results from other clinical trials of Bylvay; the risk that Bylvay will not be approved in jurisdictions or for indications beyond the jurisdictions in which or indications (such as biliary atresia or ALGS) for which Bylvay is currently approved; the risk that the Company’s other product candidates will not be approved; the risk that estimates of the addressable patient population for target indications may prove to be incorrect; the outcome and interpretation by regulatory authorities of the ongoing third-party study pooling and analyzing of long-term PFIC patient data; the timing for initiation or completion of, or for availability of data from, clinical trials of Bylvay, including BOLD, and the Phase 2 clinical trial of A3907, and the outcomes of such trials; the Company’s ability to obtain coverage, pricing or reimbursement for approved products in the United States or Europe; delays or other challenges in the recruitment of patients for, or the conduct of, the Company’s clinical trials; any repurchase by the Company of Sagard’s interest in the royalty interest payments under our royalty monetization agreement with Sagard could materially impact our financial condition; and the Company’s critical accounting policies. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, none of the Company, Parent, Merger Sub or Guarantor undertakes any obligation to update or revise any forward-looking information or statements.

About the Offer

The tender offer for the outstanding shares of Albireo common stock referenced in this current report has not yet commenced. This current report is for informational purposes only and is not a recommendation, an offer to purchase or a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Parent and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Parent and its acquisition subsidiary will file with the SEC a tender offer statement on Schedule TO and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. Once filed, stockholders will be able to obtain a free copy of these materials and other documents filed by Parent and its acquisition subsidiary and the Company with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents) may also be obtained (when available) for free by contacting the information agent for the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ALBIREO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

Additional copies of the tender offer materials and the Solicitation/Recommendation Statement (when available) may be obtained for free by contacting Parent or the Company. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.albireopharma.com or by contacting the Company’s Investor Relations Department at 857 254-5555.

Additional Information

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports and other information with the SEC. The Company’s filings with the SEC are available to the public from the website maintained by the SEC at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: January 9, 2023

By:	/s/ Ronald H.W. Cooper
Name:	Ronald H.W. Cooper
Title:	Chief Executive Officer

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